UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934

                   (Date of Report: April 6, 1998;
             Date of Earliest Event Reported: March 20, 1998)

                   Commission File Number:  33-95928

                      LS Power Funding Corporation
         (Exact name of registrant as specified in its charter)

         Delaware                                 81-0502366
(State or other jurisdiction of                (I.R.S. Employer
 incorporation or organization)              Identification Number)

  1105 North Market Street, Suite 1108, Wilmington, Delaware 19801
   (Address, including zip code, of principal executive offices)

                            (302) 427-8494
        (Registrant's telephone number, including area code)

                         LSP-Cottage Grove, L.P.
                   LSP-Whitewater Limited Partnership
        (Exact name of registrant as specified in its charter)

         Delaware                                 81-0493289
         Delaware                                 81-0493287
(State or other jurisdiction of                (I.R.S. Employer
 incorporation or organization)              Identification Number)

  1105 North Market Street, Suite 1108, Wilmington, Delaware 19801 1105 North Market Street, Suite 1108, Wilmington, Delaware 19801
   (Address, including zip code, of principal executive offices)

                             (302) 427-8494
                             (302) 427-8494
         (Registrant's telephone number, including area code)

Item 1. Changes in Control of Registrant

     On March 6, 1998, LS Power Corporation, a Delaware corporation ("LS Power") and general partner of Granite Power Partners, L.P., a Delaware limited partnership ("Granite"), entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), by and among LS Power and Granite (collectively, the "Sellers"), Cogentrix Mid-America, Inc., a Delaware corporation, Cogentrix Cottage Grove, LLC, a Delaware limited liability company and Cogentrix Whitewater LLC, a Delaware limited liability company (collectively, the "Purchasers") and Cogentrix Energy, Inc., ("Cogentrix Energy"), which controls each of the Purchasers.

     On March 20, 1998, pursuant to the Securities Purchase Agreement, the Sellers sold all of the Sellers' capital stock of FloriCulture, Inc., a Delaware corporation ("FloriCulture"), LSP-Cottage Grove, Inc., a Delaware corporation ("LSP-CG Inc.") and LSP-Whitewater I, Inc., a Delaware corporation ("LSP-WW Inc."), and all of the Sellers' limited partnership interests in LSP-Cottage Grove, L.P., a Delaware limited partnership ("LSP-CG") and LSP-Whitewater Limited Partnership, a Delaware limited partnership ("LSP-WW"), to the Purchasers.

     In consideration therefor, the Purchasers paid to the Sellers a total of $174.7 million, $16.7 million of which represented the pre-funding of a distribution to the Sellers. The Purchasers will be entitled to the distribution of $16.7 million in 1998. The Purchasers paid the consideration from funds provided by Cogentrix Energy. Cogentrix Energy provided these funds from corporate cash balances and the incurrence of $50.0 million of indebtedness under its existing revolving credit agreement with Australia and New Zealand Banking Group Limited.

     As a result of the transaction described above, Cogentrix Mid-America, Inc. now owns all of the capital stock of FloriCulture, as well as a 100 percent ownership interest in each of Cogentrix Cottage Grove, LLC and Cogentrix Whitewater, LLC. Cogentrix Cottage Grove, LLC now owns all of the capital stock of LSP-CG Inc., the general partner of LSP-CG, as well as a
72.22 percent limited partnership interest in LSP-CG for a combined total ownership interest of approximately 73 percent in LSP-CG. Cogentrix Whitewater, LLC now owns all of the capital stock of LSP-WW Inc., the general partner of LSP-WW, as well as a 73.17 percent limited partnership interest in LSP-WW for a combined total ownership interest of approximately 74 percent in LSP-WW. LSP-CG and LSP-WW, in turn, each own 50 percent of the outstanding stock of the registrant, LS Power Funding Corporation.

     In addition, LS Power and Cogentrix Energy have entered into an Assignment and Assumption Agreement, by the terms of which LS Power has assigned, and Cogentrix Energy has assumed, all of the rights and obligations under certain Management Services Agreements between LS Power and each of LSP-CG Inc., LSP-CG, LSP-WW Inc. and LSP-WW.


Item 7(c). Exhibits.

           Exhibit
           Number                             Description
           ------                             -----------

             2 Securities Purchase Agreement, dated March 6, 1998, by and among LS Power Corporation, a Delaware corporation, Granite Power Partners, L.P., a Delaware limited partnership (collectively, the "Sellers"), Cogentrix Mid-America, Inc., a Delaware corporation, Cogentrix Cottage Grove, LLC, a Delaware limited liability company and Cogentrix Whitewater LLC, a Delaware limited liability company (collectively, the "Purchasers") and Cogentrix Energy, Inc.

                 _______________________________________

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     LS POWER FUNDING CORPORATION
                                     (Registrant)



Date: April 6, 1998                   /s/ JAMES R. PAGANO
                                      -------------------------
                                      James R. Pagano
                                      Managing Director and Treasurer


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